UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23368

1WS Credit Income Fund

(Exact name of registrant as specified in charter)

299 Park Avenue, 25th Floor

New York, New York 10171

(Address of principal executive offices)

Kurt A. Locher

c/o 1WS Credit Income Fund

Chief Executive Officer

299 Park Avenue, 25th Floor

New York, New York 10171

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (212) 377-4810

Date of fiscal year end:   October 31

Date of reporting period: November 1, 2021 – April 30, 2022

Item 1.	Reports to Stockholders.

(a)

1WS Capital Advisors

1WS Credit Income Fund

Nasdaq:

OWSCX (Class I)

OWSAX (Class A-2)

Semi-Annual Report

April 30, 2022

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.1wscapital.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling (833) 834-4923 or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (833) 834-4923 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary.

Table of Contents

Fund Commentary	2
Consolidated Schedule of Investments	7
Consolidated Statement of Assets and Liabilities	16
Consolidated Statement of Operations	17
Consolidated Statement of Changes in Net Assets	18
Consolidated Statement of Cash Flows	19
Consolidated Financial Highlights	21
Notes to Consolidated Financial Statements	23
Additional Information	35
Privacy Policy	36

1WS Credit Income Fund	Fund Commentary

April 30, 2022 (Unaudited)

The 1WS Credit Income Fund (the “Fund”) is a closed-end interval fund launched in March 2019. As of April 30, 2022, the Fund has gross assets under management of approximately $164 million (approximately $115 million net assets). The Fund is a non-diversified, closed-end investment management company with an investment objective seeking attractive risk-adjusted total returns through generating income and capital appreciation by investing primarily in a wide array of predominantly structured credit and securitized debt instruments.

Overview

We finished 2021 and began 2022 positioning our portfolios for increased uncertainty, anticipating a backdrop against which relatively solid fundamentals would be challenged by a shift away from highly accommodative monetary policy—with potential to increase volatility and reprice risk premia. To a large extent, the first part of calendar year 2022 has, in fact, played out in this manner. We believe that differentiated asset profiles and our investment approach have benefited our portfolio through the recent market turbulence.

At the center of the increased market volatility is the repricing of future monetary policy expectations in response to rising inflation, in our opinion. Having already attained 40-year highs in year-over-year inflation (i.e., CPI) as we entered the New Year, we believe inflation risk has remained center stage. Renewed outbreaks of COVID-19 in China have led to wide-spread lock-downs that threaten to worsen already challenged supply chain bottlenecks. The outbreak of conflict in the Ukraine has not only increased geopolitical risks significantly, but it has also resulted in soaring commodity prices, exacerbating inflationary pressures. Terms like “transitory”, which had often been used to describe the post-COVID increase in consumer prices, have largely been abandoned and market expectations of the future path of monetary policy have changed rapidly. The result has been a sharp sell-off in Treasury yields and flattening of the yield curve. For the fiscal first half (ending April 30, 2022), the two year Treasury yield increased +2.23%. As a result of the large interest rate move, there were significant duration losses in fixed income benchmarks over the period. Rate, credit and equity markets have all seen a sharp increase in volatility.

By and large, we believe the majority of the recent uptick in market volatility has been driven by a more aggressive Fed policy and increasing uncertainty regarding the impact of the Fed’s more hawkish stance on the economy over the intermediate term. The rapid rise in rates has caused a significant repricing of many fixed-rate assets and higher realized and implied volatility has required wider market risk premia as compensation. The fundamental credit backdrop has, to date, remained relatively constructive, in our opinion. Structured credit sectors were not immune from the increase in volatility or spread expansion in early 2022, although relative performance was mixed across sectors, securities and seasoning. We are re-calibrating real time in an environment of rising inflation and rapidly changing expectations for future Fed policy. In the meantime, our current investment approach has been focused on three main exposures:

1) Overweight fundamental credit exposure in select sectors. A baseline forecast of above trend economic growth, driven by diminishing pandemic headwinds, reopening consumption and other demand increases, along with an improving labor market continues to be, in our opinion, supportive of ongoing credit fundamentals. Recent increases in many underlying asset valuations across residential and commercial real estate as well as many consumer and commercial ABS have improved the fundamental credit profile for outstanding loan pools in these sectors. In an inflationary environment, we believe that structured credit sectors secured by “real assets” may benefit relative to corporates.

On the other hand, we feel markets are increasingly pricing in higher probabilities of a recession over the next few years. Rising consumer costs will likely begin to weigh on some lower tier credit borrowers, in our opinion. While the labor market has remained very strong and wage growth is the highest in decades, it is not keeping up with current inflation, in our opinion. Housing, food, and energy consumption make up a large share of disposable personal income for some borrowers and the price of each is rising faster than wages. Higher interest rates may slow demand in some interest rate sensitive sectors like residential and commercial real estate which we believe will likely slow the pace of asset price appreciation.

Having a differentiated fundamental view can lead to meaningful outperformance, in our opinion. Macro factors like inflation and the level of interest rates will become increasingly important and, in our opinion, lead to greater bifurcation in credit-adjusted risk profiles across sectors and vintages in the future. We favor shorter maturity profiles where we feel we can develop stronger conviction in our fundamental outlook and have focused on more seasoned vintage exposures which tend to have tighter underwriting and in some cases, may lead to meaningful asset appreciation in the underlying portfolio.

2) Underweight market risk exposure. Notwithstanding the recent increase in risk premia across credit markets, we remain cautious with respect to adding material market risk exposure outright. We believe that the transition away from historically accommodative monetary policies in an inflationary environment will likely keep volatility high and potentially lead to higher risk premia generally. This is particularly true if the expected path of future monetary policy begins to weigh on the economic outlook. We are, however, encouraged by the recent increase in risk premia, generally, and believe this will lead to more opportunities to invest up and down the capital structure relative to recent past.

2	www.1wscapital.com

1WS Credit Income Fund	Fund Commentary

April 30, 2022 (Unaudited)

3) Relative value trading. We believe there are attractive opportunities to exploit market dislocations and changes in the relative risk premia between sectors and across capital structures. The recent increase in market volatility has increased relative value opportunities, which we may take advantage of by more actively trading of our cash bond portfolios relative to benchmarks. We believe that these opportunities are accretive to our overall portfolio, offering diversification through the addition of non-redundant risk exposure relative to our cash bond portfolio strategies with the intention of also attempting to limit market risk exposure outright.

Net Return Performance as of 4/30/22*

	MTD	Calendar YTD	ITD (3/4/2019)
1WS Credit Income Fund (OWSCX) Class I shares	-0.54%	-0.59%	25.11%
1WS Credit Income Fund (OWSAX) Class A-2 shares	-0.65%	-0.79%	22.35%**
Bloomberg U.S. Aggregate Bond Index[1]	-3.79%	-9.50%	3.31%
ICE BofAML U.S. High Yield Index[2]	-3.64%	-7.99%	10.67%

*	OWSCX and OWSAX returns are presented net of all fees and expenses, benchmark returns are gross.

**	OWSAX returns prior to May 2021 reflect the performance of Class I shares, adjusted to reflect the distribution and shareholder servicing fees applicable to Class A-2 shares. Class A-2 shares are subject to an upfront sales load of up to 3%, which is not reflected in the returns shown above and, if applied, would lower such returns.

Management Fee: under the Advisory Agreement is calculated at an annual rate of 1.50% of the daily gross assets of the Fund. "Gross Assets" means the total assets of the Fund prior to deducting liabilities. Derivatives will be valued at market value for purposes of determining "Gross Assets" in the calculation of management fees. Because the Management Fee is based on the Fund's daily gross assets, the Fund's use of leverage, if any, will increase the Management Fee paid to the Adviser. For the one-year period beginning on March 1, 2022, the Adviser has voluntarily agreed to reduce the Management Fee to 1.25% of the Fund's daily gross assets. The Adviser is under no obligation to continue the fee waiver after that date, but may continue to do so.

[1,2]	Please refer to the risk disclosures and definitions at the back for a description of the benchmark indices chosen and the risks associated with comparing 1WS Credit Income Fund returns to those of an index.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (833) 834-4923 or visiting www.1wscapital.com. Investors cannot invest directly in an index.

Portfolio Composition1 and Gross Return Attribution2

Asset Type	Portfolio Composition 4/30/2022	Gross Return Attribution Calendar YTD
Asset-Backed Securities (ABS)	28.7%	-0.31%
Collateralized Loan Obligations (CLOs)	12.8%	0.29%
Commercial Mortgage-Backed Securities (CMBS)	19.9%	-0.21%
European ABS & RMBS	18.1%	-1.49%
Residential Mortgage-Backed Securities (RMBS)	20.5%	-1.82%
Cash & Other	–	-0.60%
Interest Rate Hedges	–	4.48%
Total	100.0%	0.34%

[1]	The Portfolio composition as of 4/30/22 differs from the portfolio composition for any point prior to such date and is subject to change at any time.

[2]	Returns by asset type are calculated by taking the specific asset type’s contribution to the Fund’s gross return for the period 1/1/22 through 4/30/22 and multiplying it by the gross return of the Fund over the same period. The Fund’s gross return and returns by asset type are comprised of total investment income and realized and unrealized gain/loss on investments before taking into consideration fees and operating expenses.

Semi-Annual Report | April 30, 2022	3

1WS Credit Income Fund	Fund Commentary

April 30, 2022 (Unaudited)

Portfolio Activity

In the residential credit sector, home price appreciation has surged over the past two years, as rising demand for homes has outstripped available supply. According to the S&P Case-Shiller National Home Price Index, the national average U.S. home price has risen 19.2% over the past year and 32.7% over the past two years, through January 2022. Although a growing impediment for new home buyers, it has been a boon for existing home-owners who have seen a dramatic increase in home equity wealth. We believe this continues to support a strong fundamental credit outlook for seasoned residential mortgage loans and securities. While the current imbalance of supply and demand will likely continue to lead to higher prices over the intermediate term, in our opinion, we expect the pace of appreciation to slow. Affordability has been squeezed by higher prices and the recent sharp increase in mortgage rates.

Within the commercial real estate and commercial mortgage backed securities (CMBS) market, opportunities and risk remain bifurcated. Multifamily and industrial assets have continued to see strong demand and rising rents, while sectors within retail, office and hospitality have continued to work through pandemic-changed paradigms. Commercial real estate debt opportunities remain property specific, in our opinion. This is why we have focused on single-asset, single-property securities within the CMBS market as opposed to large, mixed-pool conduit CMBS. Appropriately underwriting the net operating income potential at the property level is both critical and increasingly nuanced. However, with the appropriate underwriting and control over property selection, geography and sponsor, we believe we are able to underwrite and invest in attractively priced loans and securities across the asset class.

Consumer fundamentals have remained supportive thus far, in our opinion, and we believe they will likely continue to support solid credit performance for aggregate consumer-backed credit over the intermediate term. Consumer borrowing has increased on a nominal basis during the pandemic; however, wage growth and low interest rates have kept debt-to-income and debt service ratios at near multi-decade lows. Unprecedented fiscal stimulus during the pandemic resulted in a significant increase in personal savings, which we believe should help cushion the shock of higher inflation and interest rates over the short to intermediate term. However, higher inflation will begin to weigh on some lower-tier credit borrowers, in our opinion. As a result, we believe credit underwriting will become increasingly nuanced across credit tiers, originators, and vintages.

European credit markets have experienced a more significant increase in volatility and spread-widening relative to the U.S. Euro area structured credit spreads generally lagged the initial widening seen in corporates early in the quarter, however, like in the U.S., structured credit spreads eventually cheapened up as new issuance came to market and needed to find new clearing levels.

We have continued to actively trade Collateralized Loan Obligations in an attempt to capture relative value opportunities and upgrade existing positions amidst volatility. We currently expect our overall exposure will most likely shrink at the margin while we are focused on repositioning in high-quality profiles in the form of substantial overcollateralization, credit enhancement and relatively short-term remaining maturity. With this approach, we believe we are mitigating market exposure and improving our ability to be tactical. In our view, thus far, the market has been more focused on pricing interest rate risk than credit risk. We anticipate better value when the market decides to focus on repricing credit risk that has largely remained a sidebar in terms of looser origination standards/features and uncertain recovery values to a degree that outweighs the current perceived benefit of the floating rate asset, in our opinion.

Looking forward to the remainder of the year, we are encouraged by the recent increase in risk premia, generally, and believe this may lead to more opportunities to invest up and down the capital structure relative to recent past. Macro factors like inflation and the level of interest rates will become increasingly important and, in our opinion, lead to greater bifurcation in credit-adjusted risk profiles across sectors and vintages in the future.

4	www.1wscapital.com

1WS Credit Income Fund	Fund Commentary

April 30, 2022 (Unaudited)

Investing in the Fund may be considered speculative and involves a high degree of risk, including the risk of possible substantial loss of your investment.

Prior to investing, Investors should carefully consider the investment objectives, risks, charges and expenses of 1WS Credit Income Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling (833) 834-4923 or visiting www.1wscapital.com. The prospectus should be read carefully before investing

1WS Credit Income Fund is distributed by ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with 1WS Capital Advisors, LLC or One William Street Capital Management, L.P.

Risk Disclosures

Past performance is not a guarantee of future results. There is no assurance that the Fund will meet its investment objective.

Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that a shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long- term investment. The Fund’s investments may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “non-diversified” under the Investment Company Act of 1940 and, thus, changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program. The Fund expects most of its investments to be in securities that are rated below investment grade or would be rated below investment grade if they were rated. Below investment grade instruments or “junk securities” are particularly susceptible to economic downturns compared to higher rated investments. While the Fund may employ hedging techniques to seek to minimize interest rate risk, there can be no assurance that it will engage in such techniques at any given time or that such techniques would be successful. As such, the Fund is subject to interest rate risk and may decline in value as interest rates rise. The Fund may use leverage to achieve its investment objective, which involves risks, including the increased likelihood of net asset value volatility and the increased risk that fluctuations in interest rates on borrowings will reduce the return to investors. In addition to the normal risks associated with investing, investing in international and emerging markets involves risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles or from social, economic or political instability in other nations. The Fund may employ hedging techniques to seek to minimize foreign currency risk. There can be no assurance that it will engage in such techniques at any given time or that such techniques would be successful. The Fund may invest in derivatives, which, depending on market conditions and the type of derivative, are more volatile than other investments and could magnify the Fund’s gains or losses. An investment in shares should be considered only by investors who can assess and bear the illiquidity and other risks associated with such an investment.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage-backed and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Investing in structured finance securities may be affected by a variety of factors, including priority in the capital structure of the issuer thereof, the availability of any credit enhancement, and the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, among others. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. Fund performance may be negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the would in ways that will likely continue for an indeterminate period. The impacts, as well as the uncertainty over impacts to come, of COVID-19 may adversely affect the future performance of the Fund. See the Fund’s prospectus for information on these and other risks. The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto could have a severe adverse impact on regional and/or global securities and commodities markets, including markets for oil and natural gas. These and other related events could have a negative impact on Fund performance and the value of an investment in the Fund.

There can be no assurance that the Fund will achieve its investment objective. Many of the Fund’s investments may be considered speculative and subject to increased risk. Neither One William Street Capital Management, LP nor 1WS Capital Advisors, LLC has managed a 1940-Act registered product prior to managing the fund. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations or investment selections will be effective in achieving the Fund’s investment objective or delivering positive returns.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the portfolio manager disclaims any responsibility to update such views. The views expressed in this report reflect the current views of the portfolio manager as of April 30, 2022.

There are limitations when comparing the 1WS Credit Income Fund to indices. Many open-end funds which track these indices offer daily liquidity, while closed-end interval funds offer liquidity on a periodic basis. Deteriorating general market conditions will reduce the value of stock securities. When interest rates rise, the value of bond securities tends to fall. Investing in lower-rated securities involves special risks in addition to the risks associated with investments in investment grade securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated securities may be more complex than for issuers/issues of higher quality debt securities. There is a risk that issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Assets and securities contained within indices are different than the assets and securities contained in the 1WS Credit Income Fund and will therefore have different risk and reward profiles. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. Please see definitions for a description of the investment indexes selected.

Semi-Annual Report | April 30, 2022	5

1WS Credit Income Fund	Fund Commentary

April 30, 2022 (Unaudited)

Definitions

ABS: Asset-Backed Securities are instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and investments in any assets/instruments underlying the foregoing structured/secured obligations.

Bloomberg U.S. aggregate bond index: The index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

Bloomberg U.S. Investment Grade Credit Index: The index measures the investment grade, fixed-rate, taxable corporate bond market.

CLO: Collateralized Loan Obligations are instruments that represent debt and equity tranches of collateralized loan obligations and collateralized debt obligations.

CMBS: Commercial Mortgage-Backed Securities are fixed income instruments that are secured by mortgage loans on commercial real property.

RMBS: Residential Mortgage-Backed Securities are securities that may be secured by interests in a single residential mortgage loan or a pool of mortgagee loans secured by residential property.

Risk Premia: Risk Premia is the investment return an asset it expected to yield in excess of the risk-free rate of return.

6	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2022 (Unaudited)

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (54.83%)

Residential (30.77%)
Alternative Loan Trust, Series 2007-17CB, Class 1A6(b)	1M US L + 0.50%	08/25/37	$860,059	$466,926
Alternative Loan Trust, Series 2007-21CB, Class 2A2(b)	28.40% - 1M US L	09/25/37	36,747	43,597
Alternative Loan Trust, Series 2007-21CB, Class 2A3(b)	1M US L + 0.50%	09/25/37	1,083,694	440,413
Alternative Loan Trust, Series 2007-21CB, Class 2A4(b)(c)	5.60% - 1M US L	09/25/37	1,001,721	159,674
APS Resecuritization Trust, Series 2014-1, Class 1M(d)	1.50%	08/28/54	2,243,819	583,617
Banc of America Funding , Series 2007-5, Class CA8(b)(c)	5.35% - 1M US L	07/25/37	2,910,981	450,038
Bear Stearns Mortgage Funding Trust, Series 2006-AR1, Class 1A2(b)(e)	1M US L + 0.25%	07/25/36	325,455	378,146
Bear Stearns Mortgage Funding Trust, Series 2006-AR5, Class 2A2(b)(e)	1M US L + 0.23%	01/25/37	887,327	919,271
Bellemeade Re 2020-3, Ltd., Series 2020-3A, Class M2(b)(d)	1M US L + 4.85%	10/25/30	739,000	741,660
Bellemeade Re, Ltd., Series 2021-1A, Class M2(b)(d)	30D US SOFR + 4.85%	03/25/31	588,000	588,294
CIT Mortgage Loan Trust, Series 2007-1, Class 1M2(b)(d)(e)	1M US L + 1.75%	05/25/22	1,000,000	942,300
Citicorp Residential Mortgage Trust, Series 2006-2, Class M2(e)(f)	5.08%	09/25/36	2,000,000	1,925,000
Connecticut Avenue Securities Trust, Series 2022-R02, Class 2M2(b)(d)(e)	30D US SOFR + 3.00%	01/25/27	214,000	210,662
Connecticut Avenue Securities Trust, Series 2022-R04, Class 1B1(b)(d)	30D US SOFR + 5.25%	03/25/42	500,000	499,050
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1A17	5.50%	12/25/35	234,768	148,233
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class 2A2(b)	1M US L + 0.32%	08/25/47	529,817	486,425
Domi BV, Series 2020-1, Class F(b)	6.50% - 3M EUR L	04/15/52	€500,000	531,063
Domi BV, Series 2020-1, Class X2(b)	6.75% - 3M EUR L	04/15/52	500,000	534,650
Domi BV, Series 2021-1, Class E(b)	6.50% - 3M EUR L	06/15/26	411,000	432,978
Domi BV, Series 2021-1, Class X2(b)	6.50% - 3M EUR L	06/15/26	411,000	434,843
Eagle RE, Ltd., Series 2021-1, Class M2(b)(d)(e)	30D US SOFR + 4.45%	10/25/33	$1,048,000	1,057,746
Finance Ireland Rmbs, Series 3, Class F(b)	4.23% - 3M EUR L	06/24/61	€420,000	441,972
Finsbury Square 2021-2 PLC, Series 2021-2X, Class G(b)	3M SONIA IR + 5.25%	12/16/71	£371,000	460,030
First Franklin Mortgage Loan Trust, Series 2005-FF12, Class M3(b)(e)	1M US L + 0.75%	11/25/36	$1,949,054	1,429,046
Freddie Mac STACR REMIC Trust, Series 2022-DNA3, Class B1(b)(d)	30D US SOFR + 5.65%	04/25/42	500,000	498,750
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA2, Class M2(b)(d)(e)	30D US SOFR + 3.75%	02/25/42	500,000	488,900
Fremont Home Loan Trust, Series 2004-C, Class M3(b)	1M US L + 1.73%	08/25/34	48,171	50,353
GSAA Home Equity Trust, Series 2007-8, Class A4(b)	1M US L + 1.20%	08/25/37	547,743	325,031
GSAMP Trust, Series 2005-WMC1, Class M2(b)(e)	1M US L + 0.78%	09/25/35	728,721	661,168
Home RE, Ltd., Series 2022-1, Class M1C(b)(d)	30D US SOFR + 5.50%	10/25/34	500,000	503,400
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Class M7(b)	1M US L + 2.48%	12/25/35	219,587	249,780
JP Morgan Mortgage Acquisition Corp., Series 2006-FRE2, Class M3(b)	1M US L + 0.56%	02/25/36	872,419	823,651
JP Morgan Mortgage Acquisition Trust, Series 2006-HE2, Class M2(b)	1M US L + 0.48%	07/25/36	1,083,987	1,196,830
JP Morgan Mortgage Trust, Series 2005-A5, Class TB1	2.19%	08/25/35	4,147	4,094
Lansdowne Mortgage Securities No 1 PLC, Series 2006-1, Class M2(b)	0.84% - 3M EUR L	06/15/45	€500,000	359,581
Lehman Mortgage Trust, Series 2006-9, Class 1A5(b)(e)	1M US L + 0.60%	01/25/37	$753,331	479,420
Lehman Mortgage Trust, Series 2007-5, Class 6A1(b)	1M US L + 0.32%	10/25/36	776,152	436,973
Miravet Sarl - Compartment, Series 2019-1, Class E(b)	3.00% - 3M EUR L	05/26/65	€500,000	495,353
Miravet Sarl - Compartment, Series 2020-1, Class E(b)	4.00% - 3M EUR L	05/26/65	1,000,000	1,010,644
Nationstar Home Equity Loan Trust, Series 2007-B, Class M2(b)	1M US L + 0.47%	04/25/37	$1,097,326	1,511,677
New Century Home Equity Loan Trust, Series 2005-2, Class M6(b)	1M US L + 1.02%	06/25/35	303,007	285,372
Ownit Mortgage Loan Trust, Series 2005-4, Class M1(b)(e)	1M US L + 0.83%	08/25/36	1,229,730	1,160,373
Polaris PLC, Series 2021-1, Class X2(b)	3M SONIA IR + 5.00%	12/23/58	£366,000	473,712
Polaris PLC, Series 2022-1, Class X2(b)	3M SONIA IR + 5.89%	10/23/59	371,000	470,479
Popular ABS Mortgage Pass-Through Trust, Series 2005-5, Class MF1(f)	3.55%	11/25/35	$391,386	284,459

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2022	7

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2022 (Unaudited)

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (continued)
Popular ABS Mortgage Pass-Through Trust, Series 2005-D, Class M1(e)(f)	3.54%	01/25/36	$387,645	$349,036
Residential Accredit Loans, Inc., Series 2006-Q05, Class 1A2(b)(e)	1M US L + 0.19%	05/25/46	888,506	1,108,144
Residential Accredit Loans, Inc., Series 2006-QS9, Class 1A16(b)(e)	1M US L + 0.65%	07/25/36	532,233	407,904
Residential Accredit Loans, Inc., Series 2006-QS9, Class 1A5(b)(e)	1M US L + 0.70%	07/25/36	784,657	612,661
Residential Asset Securitization Trust, Series 2005-A15, Class 2A10(b)	1M US L + 0.45%	02/25/36	1,383,444	494,858
Residential Mortgage Securities 32 PLC, Series 2020-32X, Class F1(b)(e)	3M SONIA IR + 6.50%	06/20/70	£500,000	666,763
Soundview Home Loan Trust, Series 2005-OPT4, Class M2(b)(e)	1M US L + 0.83%	12/25/35	$676,633	655,589
Stratton Mortgage Funding, Series 2021-2X, Class X(b)	3M SONIA IR + 4.00%	07/20/60	£418,941	528,325
Stratton Mortgage Funding PLC, Series 2021-3, Class X2(b)(e)	3M SONIA IR + 3.50%	06/12/24	507,000	629,750
SYON, Series 2020-2, Class E	6.27%	12/17/27	1,112,592	1,465,623
Triangle Re, Ltd., Series 2021-2, Class M1C(b)(d)	1M US L + 4.50%	10/25/33	$500,000	499,450
Twin Bridges PLC, Series 2021-1, Class X2(b)	3M SONIA IR + 5.00%	03/12/26	£363,000	449,881
Twin Bridges PLC, Series 2021-2, Class X2(b)	SONIA IR + 4.40%	09/12/26	459,000	564,934
Twin Bridges PLC, Series 2022-1, Class X2(b)	3M SONIA IR + 5.00%	06/12/27	377,000	463,440
WaMu Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1C(b)	12M US FED + 1.00%	02/25/46	$366,958	424,130
Total Residential Mortgage Backed Securities				$35,396,122

Commercial (24.06%)
Ashford Hospitality Trust, Series 2018-KEYS, Class E(b)(d)	1M US L + 4.15%	06/15/35	2,000,000	1,885,200
Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class F(b)(d)	1M US L + 4.00%	06/15/35	1,194,000	1,112,330
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class F(b)(d)	1M US L + 5.00%	09/15/23	2,500,000	2,462,750
BBCMS Mortgage Trust, Series 2021-AGW, Class F(b)(d)(e)	1M US L + 4.00%	06/15/26	2,000,000	1,935,000
BFLD Trust, Series 2021-FPM, Class D(b)(d)(e)	1M US L + 4.65%	06/15/26	500,000	494,650
BPR Trust, Series 2021-WILL, Class E(b)(d)(e)	1M US L + 6.75%	06/15/23	500,000	494,850
Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class D(d)	5.25%	11/10/23	2,000,000	1,841,600
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class E(d)(e)	3.30%	10/10/24	564,000	488,763
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class E(d)(e)	5.11%	05/10/26	1,364,000	1,143,441
COMM 2014-CCRE18 Mortgage Trust, Series 2014-CR18, Class E(d)	3.60%	07/15/24	1,000,000	848,000
COMM Mortgage Trust, Series 2015-PC1, Class D(e)	4.46%	06/10/25	717,000	635,477
Commercial Mortgage Trust, Series 2014-FL5, Class KH2(b)(d)	1M US L + 4.50%	08/15/31	615,980	557,092
GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class G(b)(d)	1M US L + 4.00%	12/15/36	839,000	794,113
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2017-FL11, Class E(b)(d)	1M US L + 4.02%	10/15/32	542,000	528,504
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class F(d)	3.59%	10/15/23	1,098,000	984,467
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class E(d)(e)	5.22%	02/15/24	843,000	809,870
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class F(d)(e)	3.71%	02/15/24	500,000	447,900
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class E(d)(e)	4.68%	09/15/25	660,000	577,764
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class G(d)(e)	4.68%	09/15/30	1,500,000	768,750
Natixis Commercial Mortgage Securities Trust, Series 2019-FAME, Class C(d)(e)	4.39%	08/15/24	679,000	623,526
Natixis Commercial Mortgage Securities Trust, Series 2019-FAME, Class D(d)(e)	4.54%	08/15/24	378,000	347,420
SLIDE, Series 2018-FUN, Class F(b)(d)(e)	1M US L + 3.25%	06/15/31	518,019	500,406

See Notes to Consolidated Financial Statements.

8	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2022 (Unaudited)

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (continued)
SMR Mortgage Trust, Series 2022-IND, Class E(b)(d)(e)	1M US SOFR + 5.00%	02/15/24	$964,590	$950,893
SMR Mortgage Trust, Series 2022-IND, Class F(b)(d)	1M US SOFR + 6.00%	02/15/24	486,154	478,473
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class E(d)(e)	3.15%	09/15/57	1,311,000	1,075,020
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class F(d)(e)	3.15%	09/15/57	489,500	369,572
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class G(d)(e)	3.15%	09/15/57	814,500	578,295
Wells Fargo Commercial Mortgage Trust, Series 2022-ONL, Class E(d)(e)	5.09%	02/15/27	536,000	472,806
Wells Fargo Commercial Mortgage Trust, Series 2022-ONL, Class F(d)	5.09%	02/15/27	559,000	473,641
WFRBS Commercial Mortgage Trust, Series 2013-C11, Class E(d)(e)	4.37%	03/15/45	542,000	516,092
WFRBS Commercial Mortgage Trust, Series 2013-C17, Class E(d)(e)	3.50%	12/15/46	539,000	489,628
Wilmot Plaza Mezz Loan, Class F(g)	11.15%	10/01/31	2,000,000	2,000,000
Total Commercial Mortgage Backed Securities				$27,686,293

TOTAL MORTGAGE-BACKED SECURITIES (Cost $61,348,779)				$63,082,415

ASSET-BACKED SECURITIES (51.68%)
ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE7, Class M2(b)(e)	1M US L + 0.69%	11/25/35	511,757	509,352
ACE Securities Corp. Home Equity Loan Trust, Series 2006-OP2, Class M1(b)	1M US L + 0.25%	08/25/36	646,920	498,193
Ares Lusitani-STC SA / Pelican Finance 2, Series 2021-2, Class E	6.40%	01/25/35	€351,876	364,716
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-W5, Class M1(b)	1M US L + 0.69%	01/25/36	$520,123	492,297
Autonoria Spain 2021 FT, Series 2021-SP, Class G(e)	5.25%	01/31/39	€700,000	719,045
BL Consumer Credit 2021, Series 2021-1, Class G	5.80%	09/25/38	561,000	585,437
Brignole Co. 2021 SRL, Series 2021-2021, Class F(b)	1M EUR L + 5.90%	07/24/36	424,000	447,121
Carvana Auto Receivables Trust, Series 2021-N2, Class E(d)	2.90%	04/10/26	$1,373,000	1,304,762
CFG Investments, Ltd., Series 2021-1, Class A(d)(e)	4.70%	11/20/24	2,027,000	1,993,352
CFG Investments, Ltd., Series 2021-1, Class B(d)(e)	5.82%	10/20/25	1,994,000	1,975,456
CFG Investments, Ltd., Series 2021-1, Class C(d)(e)	7.48%	05/20/26	1,166,000	1,153,757
Countrywide Asset-Backed Certificates, Series 2005-2, Class M6(b)	1M US L + 2.03%	08/25/35	525,184	521,770
Countrywide Asset-Backed Certificates, Series 2006-12, Class M1(b)	1M US L + 0.45%	12/25/36	609,535	507,803
Credito Real USA Auto Receivables Trust 2021-1, Series 2021-1A, Class C(d)	4.37%	06/17/24	1,108,000	1,080,965
CWABS Asset-Backed Certificates Trust, Series 2007-13, Class 2M1(b)	1M US L + 1.50%	12/25/36	545,000	455,075
Dowson PLC, Series 2021-1, Class F(b)	1M SONIA IR + 6.45%	03/20/28	£363,000	461,841
Dowson PLC, Series 2021-2, Class F(b)	SONIA IR + 5.30%	10/20/24	361,000	452,396
Dowson PLC, Series 2022-1, Class E	4.80%	05/20/25	381,000	480,286
Dowson PLC, Series 2022-1, Class X	6.35%	05/20/25	799,000	1,007,215
DT Auto Owner Trust 2022-1, Series 2022-1A, Class E(d)(e)	5.53%	11/17/25	$500,000	490,350
E-Carat 11 PLC, Series 2020-11, Class G(b)(e)	1M SONIA IR + 5.00%	01/18/24	£258,598	325,987
Exeter Automobile Receivables Trust, Series 2022-1A, Class E(d)(e)	5.02%	10/15/26	$1,070,000	1,020,245
Exeter Automobile Receivables Trust R, Series 2017-3A, Class R(g)	N/A(h)	10/15/29	3,110	633,495
Exeter Automobile Receivables Trust R, Series 2018-1A, Class R(g)	N/A(h)	10/15/29	2,799	657,810
Exeter Automobile Receivables Trust R, Series 2018-2A, Class R(g)	N/A(h)	05/15/30	4,839	1,301,369
FCT Noria 2021, Series 2021-1, Class G	5.95%	10/25/49	€1,400,000	1,456,109
FCT Pixel 2021, Series 2021-1, Class G	5.50%	02/25/38	400,000	412,022
Fieldstone Mortgage Investment Trust, Series 2005-3, Class M2(b)	1M US L + 0.675%	02/25/36	$1,626,000	477,068
Frontline Re, Ltd., Series B(b)(d)(g)	3M T-Bill + 0.50%	07/06/22	105,974	–
FTA Santander Consumo 4, Series 2021-4, Class E	4.90%	09/18/32	€200,000	212,467

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2022	9

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2022 (Unaudited)

Description	Rate	Maturity Date(a)	Principal Amount		Fair Value
ASSET-BACKED SECURITIES (continued)
FTA Santander Consumo 4, Series 2021-4, Class F	6.50%	09/18/32		€300,000	$319,176
GLS Auto Receivables Issuer Trust 2020-2, Series 2020-2A, Class D(d)(e)	7.48%	04/15/27		$1,560,000	1,607,424
Golden Bar Securitisation Srl, Series 2019-1, Class C	8.25%	07/20/39		€469,359	478,910
Hertz Vehicle Financing LLC, Series 2021-1A, Class D(d)(e)	3.98%	12/25/24		$5,000,000	4,697,000
KeyCorp Student Loan Trust, Series 2006-A, Class 2C(b)(e)	3M US L + 1.15%	03/27/42		2,000,000	1,745,000
Latitude Australia Credit Card Master Trust, Series 2017-2, Class E(e)	5.01%	08/22/23	AUD	502,000	356,142
Marlette Funding Trust 2021-2, Series 2021-2A, Class R(d)(g)	N/A(h)	02/15/26		$1,296	354,429
National Collegiate Student Loan Trust, Series 2005-3, Class B(b)(e)	1M US L + 0.50%	07/27/37		2,462,000	1,941,041
National Collegiate Student Loan Trust, Series 2007-1, Class A4(b)(e)	1M US L + 0.31%	10/25/33		1,295,617	1,238,351
Navient Private Education Refi Loan Trust 2021-B, Series 2021-BA, Class R(d)(g)	N/A(h)	07/15/69		830	498,838
Navient Private Education Refi Loan Trust 2021-B, Series 2021-BA, Class R(d)(g)	N/A(h)	07/15/69		2,259	1,357,682
NOW Trust, Series 2021-1, Class F(b)(e)	1M BBSW + 6.40%	06/14/29	AUD	664,018	468,035
Pagaya AI Debt Selection Trust, Series 2020-3, Class CERT(b)(c)(d)(g)	N/A(h)	05/17/27		$510,470	185,506
Pavillion Point of Sale 2021-1, Ltd., Series 2022-1, Class F(b)	SONIA IR + 4.30%	12/30/31		£394,000	480,572
PBD Germany Auto Lease Master SA - Compartment 2021-1, Series 2021-GE2, Class F(b)	4.50% - 1M EUR L	11/26/30		€400,000	421,390
PBD Germany Auto Lease Master SA - Compartment 2021-1, Series 2021-GE2, Class G	6.50%	11/26/30		364,444	381,204
SAFCO Mezz WH 2021(g)	9.00%	12/31/49		$956,066	956,066
Satus PLC, Series 2021-1, Class F(b)	1M SONIA IR + 5.40%	08/17/28		£500,000	626,022
SCF Rahoituspalvelut X DAC, Series 2021-10, Class D	5.35%	10/25/31		€400,000	414,765
SoFi Consumer Loan Program , Series 2020-1, Class R1(d)(g)	N/A(h)	01/25/29		$14,000	182,583
SoFi Consumer Loan Program , Series 2021-1, Class R1(d)(g)	N/A(h)	09/25/30		28,777	869,180
SoFi Professional Loan Program, Series 2020-A, Class R1(d)(g)	N/A(h)	05/15/46		14,661	519,114
Sofi Professional Loan Program , Series 2018-D, Class R1(d)(g)	N/A(h)	02/25/48		21,839	257,143
SoFi Professional Loan Program , Series 2020-B, Class R1(d)(g)	N/A(h)	05/15/46		10,000	532,745
SoFi Professional Loan Program , Series 2021-A, Class R1(d)(g)	N/A(h)	08/17/43		19,142	395,510
SoFi Professional Loan Program , Series 2021-B, Class R1(d)(g)	N/A(h)	02/15/47		11,625	663,912
Sofi Professional Loan Program LLC, Series 2019-B, Class R1(d)(g)	N/A(h)	08/17/48		56,770	790,239
Sofi Professional Loan Program LLC, Series 2019-B, Class R1(d)(g)	N/A(h)	08/17/48		78,583	1,093,877
SoFi Professional Loan Program LLC, Series 2017-D, Class R1(d)(g)	N/A(h)	09/25/40		16,181	286,565
SoFi Professional Loan Program LLC, Series 2019-A, Class R1(d)(g)	N/A(h)	06/15/48		32,016	393,725
Structured Asset Investment Loan Trust, Series 2005-8, Class M2(b)(e)	1M US L + 0.75%	10/25/35		978,581	887,378
Structured Asset Investment Loan Trust, Series 2005-9, Class M2(b)(e)	1M US L + 0.68%	11/25/35		1,253,662	1,236,612
Structured Asset Investment Loan Trust, Series 2006-BNC3, Class A4(b)(e)	1M US L + 0.31%	09/25/36		1,907,568	1,146,639
TAGUS - Sociedade de Titularizacao de Creditos SA/Silk Finance No. 5, Series 2020-5, Class D(e)	7.25%	02/25/35		€500,000	529,797
TAGUS - Sociedade de Titularizacao de Creditos SA/Silk Finance No. 5, Series 2020-5, Class E(e)	8.00%	02/25/35		280,000	300,527
TAGUS - Sociedade de Titularizacao de Creditos SA/Ulisses Finance No. 2, Series 2021-2, Class F(b)	5.49% - 1M EUR L	09/23/38		400,000	417,888
TAGUS - Sociedade de Titularizacao de Creditos SA/Ulisses Finance No. 2, Series 2021-2, Class G(b)	5.00% - 1M EUR L	09/23/38		260,000	273,410
Theorem Funding Trust 2022-1, Series 2022-1A, Class B(d)	3.10%	02/15/28		$507,000	489,103
United Auto Credit Securitization Trust, Series 2022-1, Class D(d)(e)	2.85%	01/10/25		352,000	336,125
United Auto Credit Securitization Trust, Series 2022-1, Class E(d)(e)	5.00%	12/10/25		1,290,000	1,247,817

See Notes to Consolidated Financial Statements.

10	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2022 (Unaudited)

Description	Rate	Maturity Date(a)	Principal Amount		Fair Value
ASSET-BACKED SECURITIES (continued)
Upstart Pass-Through Trust, Series 2020-ST2, Class CERT(d)(g)	N/A	03/20/28		$5,000,000	$1,687,967
Upstart Pass-Through Trust, Series 2020-ST4, Class CERT(d)(g)	N/A	11/20/26		1,000,000	499,612
Upstart Pass-Through Trust, Series 2022-ST1, Class CERT(d)(g)	N/A(h)	03/20/30		539,000	479,268
Upstart Pass-Through Trust Series, Series 2022-ST2, Class CERT(d)(g)	N/A	04/20/30		500,000	498,197
Upstart Structured Pass-Through Trust, Series 2022-1A, Class CERT(d)(g)	N/A	04/15/30		608	1,114,580
USASF Receivables LLC, Series 2021-1A, Class D(d)	4.36%	03/15/27		1,125,000	1,101,825
Zip Master Trust, Series 2021-1, Class D(b)	1M BBSW + 3.70%	04/10/24	AUD	500,000	352,568
Zip Master Trust, Series 2021-1, Class E(b)	1M BBSW + 5.70%	04/10/24		500,000	352,603

TOTAL ASSET-BACKED SECURITIES (Cost $63,839,065)					$59,461,823

COLLATERALIZED LOAN OBLIGATIONS (16.64%)(b)(d)
ALM 2020, Ltd., Series 2020-1A, Class D(d)(e)	3M US L + 6.00%	10/15/29		$501,000	$491,982
Anchorage Capital CLO 7, Ltd., Series 2020-7A, Class ER2(d)	3M US L + 7.10%	01/28/31		250,000	245,350
ARES XLIV CLO, Ltd., Series 2017-44A, Class SUB(d)(g)	N/A(h)	04/15/34		545,000	222,633
Ares XXXVIII CLO, Ltd., Series 2015-38X, Class SUB(g)	N/A(h)	04/20/30		735,000	396,900
Barings CLO, Ltd. 2013-I, Series 2017-IA, Class ER(d)(e)	3M US L + 5.20%	01/20/28		514,000	495,702
Barings CLO, Ltd. 2019-III, Series 2021-3A, Class ER(d)(e)	3M US L + 6.70%	04/20/31		510,000	502,503
Battalion Clo XV, Ltd., Series 2020-15A, Class SUB(d)(g)	N/A(h)	01/17/33		613,000	500,392
Buttermilk Park CLO, Ltd., Series 2018-1A, Class INC(d)(g)	N/A(h)	10/15/31		871,000	461,630
CFIP CLO 2013-1, Ltd., Series 2017-1A, Class ER(d)(e)	3M US L + 6.65%	04/20/29		2,004,000	1,978,148
CFIP CLO 2014-1, Ltd., Series 2017-1A, Class ER(d)(e)	3M US L + 6.60%	07/13/29		1,833,000	1,808,804
CIFC Falcon 2020, Ltd., Series 2019-FAL, Class E(d)	3M US L + 7.41%	01/20/33		504,000	491,400
Generate CLO 3, Ltd., Series 2017-3A, Class ER(d)	3M US L + 6.40%	10/20/29		250,000	247,275
KKR CLO 10, Ltd., Series 2017-10, Class ER(d)(e)	3M US L + 6.50%	09/15/29		755,000	745,865
KKR Financial CLO 2013-1, Ltd., Series 2017-1A, Class DR(d)	3M US L + 6.08%	04/15/29		512,000	484,710
Mountain View CLO X, Ltd., Series 2015-10A, Class E(d)(e)	3M US L + 4.85%	10/13/27		799,000	772,473
Newark BSL CLO 2, Ltd., Series 2017-1A, Class D(d)(e)	3M US L + 6.30%	07/25/30		502,000	492,562
OCP CLO 2014-7, Ltd., Series 2018-7A, Class DRR(d)	3M US L + 5.83%	07/20/29		515,000	487,190
OCP CLO, Ltd., Series 2017-6A, Class DR(d)(e)	3M US L + 6.52%	10/17/30		1,036,000	983,475
OZLM XII, Ltd., Series 2015-12A, Class D(d)(e)	3M US L + 5.40%	04/30/27		562,000	559,190
Regatta IX Funding, Ltd., Series 2017-1A, Class E(d)(e)	3M US L + 6.00%	04/17/30		1,010,000	993,638
Rockford Tower CLO, Ltd., Series 2019-1A, Class SUB(d)(g)	N/A(h)	04/20/34		917,000	696,920
RR 2, Ltd., Series 2017-2A, Class SUB(d)(g)	N/A(h)	10/15/17		250,000	187,500
RR 2, Ltd., Series 2017-2A, Class SUB(d)(g)	N/A(h)	10/15/17		1,176,000	882,000
Shackleton CLO, Ltd., Series 2017-8A, Class ER(d)	3M US L + 5.34%	10/20/27		1,000,000	985,800
Signal Peak CLO 6, Ltd., Series 2018-6A, Class SUB(d)(g)	N/A(h)	07/28/31		2,272,000	1,226,880
Signal Peak CLO 6, Ltd., Series 2018-6A, Class SUB(d)(g)	N/A(h)	07/28/31		1,000,000	540,000
Taberna Preferred Funding II, Ltd., Series 2005-2A, Class B(d)(i)	3M US L + 0.90%	11/05/35		529,000	144,153
Taberna Preferred Funding, Ltd., Series 2005-3X, Class B1	3M US L + 0.80%	02/05/36		706,000	270,045
Venture Xxv Clo, Ltd., Series 2016-25A, Class E(d)	3M US L + 7.20%	04/20/29		900,000	841,500

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $19,857,880)					$19,136,620

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2022	11

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2022 (Unaudited)

	Shares	Fair Value
PREFERRED STOCKS (0.54%)(b)(j)
New York Mortgage Trust, Inc., Series D	8,071	$191,202
New York Mortgage Trust, Inc., Series E	17,808	$433,090

TOTAL PREFERRED STOCKS (Cost $482,862)		$624,292

	7-Day Yield	Shares	Fair Value
MONEY MARKET FUNDS (12.72%)
BlackRock Liquidity Funds T-Fund	0.01%	13,617,585	$13,617,585
BNY Mellon U.S. Treasury Fund, Institutional Class	0.01%	1,014,919	1,014,919

TOTAL MONEY MARKET FUNDS (Cost $14,632,504)			$14,632,504

Fair Value
TOTAL INVESTMENTS (136.41%) (Cost $160,161,090)	$156,937,654

Liabilities in Excess of Other Assets (-36.41%)(k)	(41,885,749)
NET ASSETS (100.00%)	$115,051,905

Percentages above are stated as a percentage of net assets as of April 30, 2022

Investment Abbreviations:
LIBOR - London Interbank Offered Rate
EURIBOR - Euro Interbank Offered Rate
SONIA IR - Sterling Over Night Index Average
BOBL - German Federal Government Bond
GILT - United Kingdom Federal Government Bond
BBSW - Bank Bill Swap Rate
T-BILL - U.S. Treasury Bill
SOFR - Secured Overnight Financing Rate

Reference Rates:

1M EUR L - 1 Month EURIBOR as of April 30, 2022 was (0.56)%
3M EUR L - 3 Month EURIBOR as of April 30, 2022 was (0.43)%
1M US L - 1 Month USD LIBOR as of April 30, 2022 was 0.80%
3M US L - 3 Month USD LIBOR as of April 30, 2022 was 0.31%
3M T-Bill - 3 Month Treasury Bill as of April 30, 2022 was 0.33%
1M SONIA IR - 1 Month SONIA as of April 30, 2022 was 0.20%
3M SONIA IR - 3 Month SONIA as of April 30, 2022 was 0.20%
1M BBSW - 1 Month BBSW as of April 30, 2022 was 0.01%
30D US SOFR - 30 Day US SOFR as of April 30, 2022 was 0.05%
12M US FED – 12 Month US FED as of April 30, 2022 was 0.08%

See Notes to Consolidated Financial Statements.

12	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2022 (Unaudited)

(a)	The maturity date for credit investments represents the expected maturity. Many of the instruments are callable through cash flows on the underlying securities or other call features. Expected maturity may be earlier than legal maturity.

(b)	Floating or variable rate security. The Reference Rate is described above. Interest rate shown reflects the rate in effect at April 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Interest only security.

(d)	Securities not registered under the Securities Act of 1933, as amended (the "Securities Act"). These securities generally involve certain transfer restrictions and may be sold in the ordinary course of business in transactions exempt from registration. As of April 30, 2022, the aggregate market value of those securities was $81,293,173, representing 70.66% of net assets.

(e)	On April 30, 2022, all or a portion of these securities were pledged as collateral for reverse repurchase agreements in the amount of $64,335,402.

(f)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at April 30, 2022.

(g)	This security has been classified as level 3 in accordance with ASC 820 as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(h)	This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.

(i)	Security was in default as of April 30, 2022, and is therefore non-income producing.

(j)	Perpetual maturity.

(k)	Includes cash being held as collateral for derivatives and reverse repurchase agreements.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2022	13

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2022 (Unaudited)

CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION (OVER THE COUNTER)(a)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at April 30, 2022(b)	Notional Amount(c)	Value	Upfront Premiums Received/ (Paid)	Unrealized Apperciation/ (Depreciation)
The Markit CDX High Yield Series 33 Index Tranche 15-25	Morgan Stanley	5.00%	USD	6/20/24	7.50%	10,000,000	$(1,402,150)	$491,250	$(910,900)

CREDIT DEFAULT SWAP CONTRACTS - PURCHASE PROTECTION (OVER THE COUNTER)(a)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at April 30, 2022(b)	Notional Amount(c)	Value	Upfront Premiums Received/ (Paid)	Unrealized Apperciation/ (Depreciation)
The Markit CMBX North America AAA Series 12 Index	Morgan Stanley	5.00%	USD	8/17/61	0.50%	10,000,000	$37,694	$57,679	$95,373

Credit default swaps pay quarterly.

(a)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(c)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Consolidated Financial Statements.

14	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2022 (Unaudited)

DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value and Unrealized Appreciation/ (Depreciation)
2-YEAR U.S. TREASURY NOTE FUTURES	Wells Fargo Securities, LLC	Short	55	June 2022	$(11,594,688)	$204,531
5-YEAR U.S. TREASURY NOTE FUTURES	Wells Fargo Securities, LLC	Short	287	June 2022	(32,336,828)	1,388,331
AUD/USD CURRENCY FUTURES	Wells Fargo Securities, LLC	Short	23	June 2022	(1,630,010)	65,467
EUR/USD CURRENCY FUTURES	Wells Fargo Securities, LLC	Short	72	June 2022	(9,530,100)	393,582
EURO BOBL FUTURES	Wells Fargo Securities, LLC	Short	14	June 2022	(1,878,364)	91,829
GBP/USD CURRENCY FUTURES	Wells Fargo Securities, LLC	Short	80	June 2022	(6,299,500)	244,478
LONG GILT FUTURES	Wells Fargo Securities, LLC	Short	1	June 2022	(148,932)	4,908
US 10-YR U.S. TREASURY NOTE FUTURES	Wells Fargo Securities, LLC	Short	6	June 2022	(714,938)	42,404
					$(64,133,360)	$2,435,530

INTEREST RATE SWAP CONTRACTS (CENTRALLY CLEARED)

Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount	Currency	Fixed Rate	Value	Unrealized Appreciation
Receive	LCH Ltd.	SOFRRATE	02/23/2027	300,000	USD	0.280%	$15,148	$15,148
							$15,148	$15,148

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2022	15

1WS Credit Income Fund	Consolidated Statement of Assets and Liabilities

April 30, 2022 (Unaudited)

ASSETS:
Investments, at fair value (Cost $160,161,090)	$156,937,654
Foreign Currency, at fair value (Cost $3,409,266)	3,313,113
Unrealized appreciation on credit default swap contracts	95,373
Receivable on credit default swap contracts	55,204
Variation margin receivable on Interest Rate Swap Contracts	460
Receivable for investment securities sold	105,128
Interest receivable	313,315
Capital shares sold receivable	49,227
Deposits held with brokers for derivatives and reverse repurchase agreements	2,739,514
Prepaid expenses and other assets	241,558
Total Assets	163,850,546

LIABILITIES:
Payable for swap contracts premiums	548,929
Payable for reverse repurchase agreements, including accrued interest of $47,790	46,651,571
Unrealized depreciation on credit default swap contracts	910,900
Variation margin payable on futures contracts	62,387
Accrued offering costs	149,380
Net payable to Adviser	102,852
Accrued fund accounting, administration and compliance fees payable	143,092
Other payables and accrued expenses	229,530
Total Liabilities	48,798,641
Net Assets Attributable to Shareholders	$115,051,905

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO SHARES:
Paid-in capital	$113,430,507
Total distributable earnings	1,621,398
Net Assets Attributable to Shareholders	$115,051,905

NET ASSET VALUE
Class I:
Net assets	$114,699,828
Shares outstanding (unlimited shares authorized, par value $0.001 per share)	5,696,102
Net Asset Value per Share	$20.14
Class A-2:
Net assets	$352,077
Shares outstanding (unlimited shares authorized, par value $0.001 per share)	17,595
Net Asset Value per Share	$20.01

See Notes to Consolidated Financial Statements.

16	www.1wscapital.com

1WS Credit Income Fund	Consolidated Statement of Operations

For the Six Months Ended April 30, 2022 (Unaudited)
INVESTMENT INCOME:
Dividends on short term money market funds	$80,454
Interest	6,170,400
Total Investment Income	6,250,854

EXPENSES:
Investment advisory fee	1,211,466
Fund Accounting and Administration fees	339,760
Compliance fees	17,333
Offering costs	143,967
Legal fees	14,475
Audit fees	70,762
Trustees' fees and expenses	33,852
Transfer agent fees	130,725
Interest on reverse repurchase agreements	274,812
Distribution and shareholder servicing fees	838
Other expenses	82,375
Total Expenses	2,320,365
Less expenses reimbursed by Adviser (See Note 4)	(429,411)
Less advisory fees waived (See Note 4)	(201,911)
Net Expenses	1,689,043
Net Investment Income	4,561,811

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	499,468
Credit default swap contracts	154,510
Futures contracts	2,687,885
Foreign currency transactions	(347,025)
Net realized gain:	2,994,838
Change in unrealized appreciation/(depreciation) on:
Investment securities	(9,012,095)
Interest rate swap contracts	15,148
Credit default swap contracts	(778,544)
Futures contracts	1,734,919
Foreign currency transactions	(493)
Net change in unrealized appreciation/(depreciation)	(8,041,065)
Net Realized and Unrealized Loss on Investments	(5,046,227)
Net Decrease in Net Assets Attributable to Shares from Operations	$(484,416)

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2022	17

1WS Credit Income Fund	Consolidated Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2022 (Unaudited)	For the Year Ended October 31, 2021
FROM OPERATIONS:
Net investment income	$4,561,811	$5,374,707
Net realized gain	2,994,838	6,697,803
Net change in unrealized appreciation/(depreciation)	(8,041,065)	5,320,635
Net Increase/(Decrease) in Net Assets Attributable to Shares from Operations	(484,416)	17,393,145
DISTRIBUTIONS TO SHAREHOLDERS:	–	–
Class I
From distributable earnings	(7,751,242)	(6,019,940)
Class A-2(a)
From distributable earnings	(10,636)	(2,876)
Net Decrease in Net Assets from Distributions to Shareholders	(7,761,878)	(6,022,816)

CAPITAL SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	20,732,879	31,875,754
Cost of shares redeemed	(9,910,973)	(20,185,933)
Net asset value of shares issued to shareholders from reinvestment of dividends	1,539,102	721,360
Net Increase from Capital Share Transactions	12,361,008	12,411,181
Class A-2(a)
Proceeds from sale of shares	251,000	100,000
Net asset value of shares issued to shareholders from reinvestment of dividends	10,636	2,876
Net Increase from Capital Share Transactions	261,636	102,876
Net Increase in Net Assets	4,376,350	23,884,386

NET ASSETS:
Beginning of year	110,675,555	86,791,169
End of year	$115,051,905	$110,675,555

OTHER INFORMATION:
Capital Share Transactions:

Class I
Beginning shares	5,114,015	4,516,582
Shares sold	991,293	1,524,787
Shares issued as reinvestment of dividends	75,184	34,393
Shares redeemed	(484,390)	(961,747)
Ending Shares	5,696,102	5,114,015

Class A-2(a)
Beginning shares	4,895	–
Shares sold	12,176	4,759
Shares issued as reinvestment of dividends	524	136
Shares redeemed	–	–
Ending Shares	17,595	4,895

(a)	The A-2 Class commenced operations on May 1, 2021.

See Notes to Consolidated Financial Statements.

18	www.1wscapital.com

1WS Credit Income Fund	Consolidated Statement of Cash Flows

For the Six Months Ended April 30, 2022 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(484,416)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:	–
Purchases of investment securities	(62,416,211)
Proceeds from disposition of investment securities	42,411,872
Discounts (accreted)/premiums amortized	1,412,646
Net realized (gain)/loss on:
Investment securities	(499,468)
Credit default swap contracts	(154,510)
Net change in unrealized (appreciation)/depreciation on:
Investment securities	9,012,095
Interest rate swap contracts	(15,148)
Credit default swap contracts	778,544
Net purchase of short-term investments	(4,334,583)
(Increase)/Decrease in assets:
Variation margin receivable	(460)
Interest receivable	120,250
Receivable on credit default swap contracts	(27,010)
Prepaid expenses and other assets	(228,723)
Increase/(Decrease) in liabilities:
Variation margin payable on futures contracts	(63,428)
Payable for swap contracts premiums	366,250
Accrued offering costs	143,967
Net payable to adviser	5,667
Accrued fund accounting and administration fees payable	51,022
Interest payable on reverse repurchase agreements	8,511
Other payables and accrued expenses	87,953
Net Cash Used in Operating Activities	$(13,825,180)
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash payments from reverse repurchase agreements	$(241,619,719)
Cash payments for reverse repurchase agreements	246,152,370
Proceeds from shares sold	20,964,800
Cost of shared redeemed	(9,910,973)
Distributions paid to shareholders	(6,212,140)
Net Cash Provided by Financing Activities	$9,374,338
Effect of exchange rates on cash	$(51,954)

Net Decrease in Cash, Restricted Cash and Foreign Rates on Cash	$(4,502,796)
Cash and restricted cash, beginning balance	$10,555,423
Cash and restricted cash, ending balance	$6,052,627

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid on interest expense on reverse repurchase agreements	$266,301
Reinvestment of distributions	$1,549,738

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2022	19

1WS Credit Income Fund	Consolidated Statement of Cash Flows

For the Six Months Ended April 30, 2022 (Unaudited)

THE FOLLOWING TABLE PROVIDES A RECONCILIATION OF RESTRICTED CASH AND UNRESTRICTED CASH AND FOREIGN CURRENCY WITHIN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

	April 30, 2022	October 31, 2021
Unrestricted cash and foreign currency	$3,313,113	$8,724,361
Restricted cash within Deposits with brokers for derivatives and reverse repurchase agreements	$2,739,514	$1,831,062

Unrestricted Cash and Restricted Cash(a)	$6,052,627	$10,555,423

(a)	Restricted cash as of April 30, 2022 includes $1,053,416 of margin posted as collateral on futures contracts and $1,686,098 of margin posted as collateral on credit default contracts. Restricted cash as of October 31, 2021 includes $1,175,994 of margin posted as collateral on futures contracts, and $655,068 of margin posted as collateral on credit default contracts. All collateral is considered to be restricted cash, which is included in Deposits held with brokers for derivatives and reverse repurchase agreements on the Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

20	www.1wscapital.com

1WS Credit Income Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class I	For the Six Months Ended April 30, 2022 (Unaudited)		For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Period March 4, 2019 (Commencement of Operations) to October 31, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$21.62		$19.22	$20.38	$20.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.82		1.08	0.59	0.35
Net realized and unrealized gain/(loss) on investments	(0.90)		2.52	(0.55)	0.63
Total Income/(Loss) from Investment Operations	(0.08)		3.60	0.04	0.98

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.70)		(1.20)	(0.77)	(0.60)
From net realized gains	(0.70)		–	–	–
From tax return of capital	–		–	(0.43)	–
Total Distributions to Shareholders	(1.40)		(1.20)	(1.20)	(0.60)

Net asset value per share - end of period	$20.14		$21.62	$19.22	$20.38

Total Investment Return - Net Asset Value(b)	(0.41%)		19.10%	0.53%	4.92%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of period (000s)	$114,700		$110,570	$86,791	$73,602
Ratio of actual expenses to average net assets including fee waivers and reimbursements	2.93	%(c)	2.84%	2.55%	1.52	%(c)
Ratio of actual expenses to average net assets excluding fee waivers and reimbursements	4.02	%(c)	3.73%	4.02%	4.11	%(c)(d)
Ratio of net investment income to average net assets(f)	7.90	%(c)	5.17%	3.07%	2.57	%(c)
Portfolio turnover rate	28.65	%(e)	107.74%	79.44%	25.84	%(e)

(a)	Calculated using average shares outstanding. Timing of capital share transactions can impact these results.

(b)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any, and are not annualized.

(c)	These ratios to average net assets have been annualized.

(d)	These ratios to average net assets have been annualized except the non-recurring organizational expenses which have not been annualized.

(e)	Percentage represents the results for the period and is not annualized.

(f)	Calculated using average net assets during the period. Timing of capital share transactions can impact these results.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2022	21

1WS Credit Income Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

Class A-2	For the Six Months Ended April 30, 2022 (Unaudited)		For the Period May 1, 2021 (Commencement of Operations) to October 31, 2021
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$21.55		$21.01
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.83		0.63
Net realized and unrealized gain/(loss) on investments	(0.97)		0.51
Total Income/(Loss) from Investment Operations	(0.14)		1.14

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.70)		(0.60)
From net realized gains	(0.70)		–
Total Distributions to Shareholders	(1.40)		(0.60)

Net asset value per share - end of period	$20.01		$21.55

Total Investment Return - Net Asset Value(b)	(0.70%)		5.54%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of period (000s)	$352		$106
Ratio of actual expenses to average net assets including fee waivers and reimbursements	3.57	%(c)	3.32	%(c)
Ratio of actual expenses to average net assets excluding fee waivers and reimbursements	4.65	%(c)	4.25	%(c)
Ratio of net investment income to average net assets(e)	8.18	%(c)	5.86	%(c)
Portfolio turnover rate	28.65	%(d)	107.74	%(d)

(a)	Calculated using average shares outstanding. Timing of capital share transactions can impact these results.

(b)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any, and are not annualized.

(c)	These ratios to average net assets have been annualized.

(d)	Percentage represents the results for the period and is not annualized.

(e)	Calculated using average net assets during the period. Timing of capital share transactions can impact these results.

See Notes to Consolidated Financial Statements.

22	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2022 (Unaudited)

NOTE 1. ORGANIZATION

1WS Credit Income Fund (“1WS Credit” or the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously offers its shares of beneficial interest (“Shares”). 1WS Credit operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, has adopted a policy to make quarterly repurchase offers at a price equal to net asset value (“NAV”) per Share of at least 5% of outstanding Shares.

1WS Credit’s investment objective is to seek attractive risk-adjusted total returns through generating income and capital appreciation. 1WS Credit will seek to achieve its investment objective by investing primarily in a wide array of structured credit and securitized debt instruments. There can be no assurance that the Fund’s investment objective will be achieved.

1WS Credit was organized as a Delaware statutory trust on July 20, 2018 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. 1WS Credit had no operations from that date to March 4, 2019, commencement of operations, other than those related to organizational matters and the registration of its Shares under applicable securities laws. 1WS Credit wholly owns and consolidates 1WSCI Sub I, LLC (the “Cayman Islands SPV”), an exempted company incorporated in the Cayman Islands on February 22, 2019. The Cayman Islands SPV is an investment vehicle formed to make certain investments on behalf of 1WS Credit. 1WS Credit is the managing and sole member of the Cayman Islands SPV pursuant to a limited liability agreement dated March 1, 2019. Where context requires, the “Fund” includes both the Fund and the Cayman Island SPV.

1WS Capital Advisors, LLC (the “Adviser” or “1WS”) serves as the investment adviser of the Fund. 1WS is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser is controlled by its managing member, One William Street Capital Management, L.P. (“OWS”), which is also registered with the SEC as an investment adviser. The Fund’s portfolio manager and other personnel of the Adviser have substantial experience in managing investments and investment funds, including funds which have investment programs similar to that of the Fund.

The Fund currently offers Institutional (“Class I”) Shares and Brokerage Class ("Class A-2") Shares (collectively, the "Share Classes"). Both Share Classes of the Fund are being offered on a continuous basis at the NAV per Share calculated each day. Class A-2 Shares are offered subject to a maximum sales charge of 3.00% of their offering price and an asset-based distribution/shareholder servicing fee not to exceed 0.75% of its net assets and Class I shares are not subject to any sales load or asset-based distribution fee. Class A-2 Shares purchased without a sales charge may be subject to a 1.50% contingent deferred sales charge ("CDSC"). The Fund received exemptive relief from the SEC to issue multiple classes of Shares and to impose asset-based distribution fees as applicable. Class I and Class A-2 shares commenced operations on March 4, 2019 and May 1, 2021, respectively.

Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund's income, expenses (other than class specific service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States dollars. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance for investment companies under Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies, including accounting for investments at fair value.

The preparation of these consolidated financial statements in accordance with GAAP requires management to make certain estimates and assumptions that affect the amounts reported in the consolidated financial statement and accompanying notes. The Adviser believes that the estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from such estimates and the differences could be material.

Consolidation: 1WS Credit consolidates its investment in the Cayman Islands SPV because 1WS Credit is the sole shareholder of this entity. In accordance with ASC 810, Consolidation, the accompanying consolidated financial statements include the Cayman Islands SPV’s assets and liabilities and results of operations. All investments held by the Cayman Islands SPV are disclosed in the Consolidated Schedule of Investments. All intercompany accounts and transactions have been eliminated upon consolidation.

Investment Transactions: Investment transactions are accounted for on a trade-date basis for financial reporting purposes and amounts payable or receivable for trades not settled at the time of year end are reflected as liabilities and assets, respectively. Interest is recorded on an accrual basis. Realized gains and losses on investment transactions reflected in the consolidated statement of operations are recorded on a first-in, first-out basis.

Semi-Annual Report | April 30, 2022	23

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2022 (Unaudited)

Premiums on fixed-income securities and discounts on non-distressed fixed-income securities are amortized and recorded within interest income in the consolidated statement of operations.

The Fund may enter into derivative contracts for hedging purposes or to gain synthetic exposures to certain investments (“Derivatives”). Derivatives are financial instruments whose values are based on an underlying asset, index, or reference rate and include futures, swaps, swaptions, options, or other financial instruments with similar characteristics.

The Board of Trustees (the “Board”) has adopted valuation policies and procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Adviser and the Administrator (defined below). The Fund’s valuation committee (the “Valuation Committee”) (comprised of officers of the Adviser and established pursuant to the policies and procedures adopted by the Board) has the day-to-day responsibility for overseeing the implementation of the Fund’s valuation policies and procedures and fair value determinations (subject to review and ratification by the Board). The Adviser has been designated as "Valuation Designee" (as such term is defined in Rule 2a-5 of the 1940 Act) and shall have the day-to-day responsibility for fair valuing Fund portfolio securities, effective September 8, 2022.

Fund Valuation: Class I and Class A-2 Shares are offered at NAV. The NAV per share of each class is determined daily. The Fund's NAV per share is calculated by subtracting liabilities (including accrued expenses and indebtedness) from the total assets of the Fund (the value of the investments plus cash or other assets, including interest accrued but not yet received). The Fund's NAV is then allocated pro-rata between the share classes, adjusting for share class specific liabilities. The NAV of each share class is then divided by the total number of Shares outstanding of each share class at each day's end.

NOTE 3. PORTFOLIO VALUATION:

ASC 820 Fair Value Measurement defines fair value as an exit price representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value and maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing the use of the most observable input when available.

Valuation inputs broadly refer to the assumptions market participants would use in pricing the asset or liability, including assumptions about risk. ASC 820 distinguishes between: (i) observable inputs, which are based on market data obtained from parties independent of the reporting entity, and (ii) unobservable inputs, which reflect the Adviser’s own assumptions about the judgments market participants would use. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value measurement. When a valuation uses multiple inputs from varying levels of the fair value hierarchy, the hierarchy level is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1—	Inputs that are unadjusted, quoted prices in active markets for identical assets or liabilities.

Level 2—	Inputs (other than quoted prices included in Level 1) that are observable, either directly or indirectly.

Level 3—	Inputs that are unobservable and reflect the Adviser’s best estimate of what market participants would use in pricing the asset or liability. This includes situations where there is little, if any, market activity for the asset or liability.

Generally, the Fund expects to be able to obtain pricing from independent third-party sources on many of its investments. However, in certain circumstances where such inputs are difficult or impractical to obtain or such inputs are deemed unreliable, we may fair value certain investments using internal manager marks. As of April 30, 2022, 1.88% of the investments held by the Fund were valued using internal manager marks.

The following factors may be pertinent in determining fair value: security covenants, call protection provisions and information rights; cash flows, the nature and realizable value of any collateral; the debt instrument’s ability to make payments; the principal markets and financial environment in which the debt instrument operates; publicly available financial ratios of peer companies; changes in interest rates for similar debt instruments; and enterprise values, among other relevant factors.

Determination of fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material. Accordingly, under current accounting standards, the notes to the Fund’s consolidated financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the Fund’s financial statements.

24	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2022 (Unaudited)

The following tables summarize the Fund’s financial instruments classified as assets and liabilities measured at fair value by level within the fair value hierarchy as of April 30, 2022:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed Securities	$–	$35,396,122	$–	$35,396,122
Commercial Mortgage-Backed Securities	–	25,686,293	2,000,000	27,686,293
Asset-Backed Securities	–	43,252,411	16,209,412	59,461,823
Collateralized Loan Obligations	–	14,021,765	5,114,855	19,136,620
Preferred Stocks	624,292	–	–	624,292
Money Market Funds	14,632,504	–	–	14,632,504
Total	$15,256,796	$118,356,591	$23,324,267	$156,937,654
Derivative Instruments
Assets:
Interest Rate Swap Contracts	$–	$15,148	$–	$15,148
Future Contracts	2,435,530	–	–	2,435,530
Credit Default Swap Contracts	–	95,373	–	95,373
Liabilities:
Credit Default Swap Contracts	$–	(910,900)	–	(910,900)
Total	$2,435,530	$(800,379)	$–	$1,635,151

There were no changes in valuation technique. Certain Collateralized Loan Obligation Securities were transferred from Level 2 to Level 3 as the market provided less transparency at April 30, 2022 than in the previous year.

The following table discloses the purchase of Level 3 portfolio investments as well as the value of transfers into or out of Level 3 for the period ended April 30, 2022 of the Fund’s Level 3 portfolio investments:

	Asset-Backed Securities	Collateralized Loan Obligations	Commercial Mortgage-Backed Securities	Total
Balance as of October 30, 2021	$10,591,228	$6,161,282	$2,000,000	$18,752,510
Accrued discount/ premium	(1,219,380)	(215,106)	–	(1,434,486)
Realized Gain/(Loss)	(685,821)	(48,942)	–	(734,763)
Change in Unrealized Appreciation/(Depreciation)	(1,625,669)	(454,086)	–	(2,079,755)
Purchases	9,320,945	1,000,098	–	10,321,043
Sales Proceeds	(2,028,408)	(1,328,391)	–	(3,356,799)
Transfer into Level 3	1,856,517	–	–	1,856,517
Transfer out of Level 3	–	–	–	–
Balance as of April 30, 2022	$16,209,412	$5,114,855	$2,000,000	$23,324,267
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2022	$(1,077,144)	$(385,231)	$–	$(1,462,375)

Semi-Annual Report | April 30, 2022	25

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2022 (Unaudited)

The following table presents additional information about the valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of April 30, 2022:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value	Valuation Technique	Unobservable Inputs	Value/Range
Asset-Backed Securities	$15,253,346	Broker pricing	Indicative quotes	$34-$183,319[1]
Asset-Backed Securities	$956,066	Internal model	Loss severity analysis	$0[2]-$100[3]
Collateralized Loan Obligations	$5,114,855	Broker pricing	Indicative quotes	$41-$82
Commercial Mortgage-Backed Securities	$2,000,000	Internal Model	Loss severity analysis	$100

(1)	Input is based on the total market value of the outstanding loan, of which the Fund owns between 1-10%.
(2)	Input is due to 100% expected loss to be experienced by the investment.

(3)	Input is due to immaterial delinquencies on the underlying collateral.

Federal Income Taxes: The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). As a RIC, the Fund generally will not have to pay Fund-level federal income taxes on any ordinary income or capital gains that the Fund distributes to shareholders from our tax earnings and profits.

For the period ended April 30, 2022, the Fund did not have a tax liability. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Distributions to Shareholders: The Fund intends to declare and pay substantially all of its net investment income to shareholders in the form of dividends on a quarterly basis. The Fund also intends to distribute substantially all net realized capital gains at least annually.

NOTE 4. FEES AND EXPENSES

Investment Advisory: Under an investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Fund pays the Adviser a fee at the annualized rate of 1.50% of the daily gross assets of the Fund (the “Management Fee”). For the one-year period beginning on March 1, 2022, the Adviser has voluntarily agreed to reduce the Management Fee to 1.25% of the Fund’s daily gross assets.

Expense Limitation and Reimbursement Agreement: Pursuant to an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”), the Adviser agrees to waive the fees payable to it under the Investment Advisory Agreement and/or to pay or absorb operating expenses of the Fund, including, without limitation, organization and offering expenses (excluding brokerage and transactional expenses; borrowing and other investment-related costs and fees including interest and commitment fees; short dividend expense; acquired fund fees; taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of the Fund’s business – collectively, the “Exclusions”), to the extent necessary to limit the Other Expenses of the Fund (as set forth in the Fund’s Prospectus) less the Exclusions to 0.50% per annum of the Fund’s daily gross assets. The Expense Limitation Agreement will remain in effect until March 1, 2023, unless and until the Trustees approve its modification or termination.

As of April 30, 2022, the advisor reimbursed fees under the Expense Limitation Agreement which are recoupable as follows:

Expires October 31, 2022	Expires October 31, 2023	Expires October 31, 2024	Expires October 31, 2025
$789,616	$775,982	$595,567	$430,671

Officer and Trustee Compensation: The Fund pays each member of the Board of Trustees who is not a director, officer, employee or affiliate of OWS a $20,000 annual retainer, $2,500 per board meeting and $1,000 for each committee meeting. The Chair of the Audit Committee and Nominating Committee each receives an additional $5,000 annual retainer. None of the executive officers receive compensation from the Fund.

Distribution and Servicing Fees: The Fund has entered into a distribution agreement (the “Distribution Agreement”) with ALPS Distributors, Inc. (the “Distributor”), pursuant to which the Distributor is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions.

26	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2022 (Unaudited)

Class A-2 Shares of the Fund are subject to ongoing distribution and shareholder servicing fees that may be used to compensate Intermediaries for selling shares of the Fund, and providing, or arranging for the provision of, Shareholder Services (the “Shareholder Servicing Fees”), and ongoing distribution and/or marketing services to the Fund (the “Distribution Fees”). The Distribution Fees and Shareholder Servicing Fees, as applicable, are accrued daily and paid monthly in an amount not to exceed, in the aggregate for Class A-2 Shares, 0.75% (on an annualized basis) of the net asset value of Class A-2 Shares of the Fund. For each class of shares of the Fund, under no circumstances shall Shareholder Servicing Fees exceed 0.25% of the net asset value of such class. For the period ended April 30, 2022, Class A-2 shares expensed $838 for Shareholder Servicing Fees and Distribution Fees.

Fund Administration and Accounting Fees and Expenses: ALPS Fund Services, Inc. ("ALPS" or the "Administrator") serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund (which are in addition to the services provided by the Adviser, as described above). In consideration of these services, the Fund pays the Administrator, on a monthly basis. The Fund will reimburse the Administrator for certain out-of-pocket expenses incurred on behalf of the Fund.

Compliance Fees: ALPS Fund Services, Inc. provides Chief Compliance Officer Services to the Fund. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS is compensated under the Chief Compliance Officer Services Agreement.

Legal Fees: Kramer Levin Naftalis & Frankel LLP serves as counsel to the Fund.

Audit Fees: Deloitte & Touche LLP acts as independent registered public accountant for the Fund and in such capacity audits the Fund’s annual financial statements.

Custodian: The Bank of New York Mellon serves as the Fund’s primary custodian.

Transfer Agent: DST Systems, Inc. (“DST”) serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund.

NOTE 5. SECURITIES TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and including maturities and paydowns, transacted for the period ended April 30, 2022, were as follows:

Cost of Investments Purchased	Proceeds from Investments Sold
$ 59,986,669	$ 39,803,870

NOTE 6. INVESTMENTS

Under normal investment conditions, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in debt obligations.

The securities/instruments acquired by the Fund may include all types of debt and other obligations (“Credit Investments”), and may have varying terms with respect to collateralization, seniority or subordination, purchase price, convertibility, interest payments and maturity, and may consist of the following: (i) residential and commercial mortgage-backed securities (“MBS”), as well as real estate loans or pools of such loans; (ii) asset-backed securities (“ABS”), or other instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and investments in any assets/instruments underlying the foregoing structured/secured obligations; (iii) debt and equity tranches of collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”); (iv) public and private senior and mezzanine, senior secured or unsecured bonds/loans; and (v) other income producing securities, including investment grade debt, debentures and notes, and deferred interest, payment-in-kind or zero coupon bonds/notes. The Fund may invest without limit in CLOs or CDOs, including the equity tranches of such vehicles.

The Fund may also invest indirectly in any of the foregoing instruments through: (i) investing in other funds, including exchange traded funds (“ETFs”) and up to 15% of its net assets in funds that are excluded from the definition of “investment company” under the 1940 Act solely by reason of Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, that are primarily invested in Credit Investments (except that investments in MBS, ABS, CLOs or CDOs and other Credit Investments that are not hedge funds or private equity funds are not subject to such 15% limitation); or (ii) entering into derivatives, including long and short positions in credit default swaps, total return swaps, forward contracts, futures and other similar transactions. The Fund may also use derivatives for cash management purposes, to modify interest rate exposure or to hedge positions. The Fund may invest in derivatives without limit, subject to adherence to applicable asset coverage and/or segregation requirements of the 1940 Act. (The Fund counts the foregoing indirect investments in debt obligations towards the Fund’s requirement to invest at least 80% of its assets in debt obligations.) Effective August 19, 2022, the Fund may invest in derivatives subject to the limitations set forth in Rule 18f-4 under the 1940 Act.

Semi-Annual Report | April 30, 2022	27

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2022 (Unaudited)

The Fund anticipates that many Credit Investments will be rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Credit Investments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

In seeking to achieve the Fund’s objective, the Fund may also invest a portion of its net assets in (i) U.S. and foreign government obligations, and highly-rated debt instruments (e.g., commercial paper); and (ii) long and short positions in public or private equity securities, which can include ETFs and real estate investment trusts.

The Fund intends to add leverage to its portfolio through direct borrowing and/or through entering into reverse repurchase agreements. Certain of the Fund’s investments may require leverage to achieve the desired risk-adjusted return profile deployed by the Fund.

At any given time, a substantial portion of our portfolio may be illiquid, subjecting the Fund to increased credit risk. If a borrower or obligor or other counterparty on an instrument underlying a Credit Investment is unable to make its payments, we may be greatly limited in our ability to recover any outstanding principal and interest (or other applicable amounts) under such Credit Investment. Our Shares therefore should be purchased only by investors who could afford a possible substantial loss of their investment. There is no geographic or currency limitation on the securities or instruments acquired by the Fund. The Fund may purchase debt or equity securities of non-U.S. governments and corporate entities domiciled outside of the United States, including emerging markets issuers.

NOTE 7. DERIVATIVE INSTRUMENTS

The Fund may enter into derivative transactions in connection with its investing activities. These instruments derive their value, primarily or partially, from the underlying asset, indices, reference rate, or a combination of these factors. Derivatives are subject to various risks similar to non-derivative instruments, such as interest, market, and credit risk.

The Fund is subject to interest rate exposures, both directly and indirectly. Direct interest rate exposure can result from holding fixed rate bonds, the value of which may decrease if interest rates rise. Additionally, indirect interest rate exposure can result from certain securitization transactions that contain mismatches between the rate of interest earned on the underlying loans and/or receivables as compared to the rate of interest due on the securities. To hedge this risk for cases in which the Fund deems it effective, the Fund may enter into futures contracts, interest rate swaps, other interest rate options, or securities sold, not yet purchased.

The Fund is also subject to credit risk in the normal course of pursuing its investment objectives. In addition to the specific credit risk, in particular investment securities, the Fund is exposed to broader market credit risk. To hedge this risk, the Fund may enter into a variety of instruments, including credit default swaps, futures, options, and swaptions.

The market value of derivative instruments generally may change in a manner that amplify market movements relative to the underlying asset or reference rate. As a result of adverse market movements, the Fund’s derivatives instruments could cause the Fund to suffer losses that magnify the market value changes of the underlying asset or reference rate. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additionally, in instances where the Fund is using derivatives to hedge risk exposures held by the Fund, there are also risks that those derivatives may not perform as expected relative to the Fund positions intended to be hedged which could result in losses for the hedged positions.

Derivatives are also subject to the risk of possible regulatory changes which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Futures Contracts: Futures contracts are commitments to either purchase or sell a financial instrument or commodity at a future date for a specified price. Upon entering into futures contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent changes in market value of the contract (which may require additional margin to be deposited) are recorded for financial statement purposes as unrealized gains or losses.

28	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2022 (Unaudited)

The Fund may use futures contracts to hedge against changes in the value of financial instruments or changes in interest rates. Upon entering into such futures contracts, the Fund bears the risk of interest rates or financial instruments’ prices moving adversely to the positions. With futures, counterparty risk is mitigated as these contracts are exchange-traded and the exchange’s clearinghouse guarantees against non-performance by the counterparty.

Credit Default Swaps and Credit Default Tranches: In a typical credit default swap, the Fund receives (if a buyer) or provides (if a seller) protection against certain credit events involving one or more specified reference entities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a defined credit event on the reference obligation which may be a single security, a basket of securities, or a specified credit index. The applicable credit events are established at the inception of the transaction and generally include bankruptcy, insolvency, and failure to meet payment obligations when due, among other events. After a credit event occurs, the contingent payment payable by the seller to the buyer may be mitigated or reduced by segregated collateral and netting arrangements between the counterparties to the transaction.

A credit default tranche is a type of credit default swap that allows an investor to gain exposure to a particular portion of the loss distribution on a specified credit index. Tranches are defined by attachment and detachment points that specify the range of exposure to which an investor is receiving or providing protection with respect to the specified credit index.

The Fund may enter into credit default swaps or credit default tranches to hedge against changes in the value of, or to gain exposure to, the market, certain sectors of the market, or specific issuers. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss. Upon entering into a credit default swap, as a seller of protection or a buyer of protection, the Fund bears exposure to changes in market pricing of risk related to the reference obligations. Additionally, the Fund is exposed to counterparty risk to the extent the fair value of the credit default swap exceeds the collateral posted. Credit default swaps are either centrally cleared swaps or executed bilaterally under standard form ISDA master agreements entered into with each counterparty.

Any upfront payments made or received upon entering into a credit default swap contract are treated as part of the cost and any fluctuations are reflected as part of the unrealized gain (loss) on valuation. Upon termination of the swap contract, the amount included in the cost is reversed and becomes part of the credit default swap’s realized gain (loss). For credit default swap contracts, the upfront payments serve as an indicator of the current status of the payment/performance risk. The fair value of a credit default swap contract represents the amount of upfront payment that would be required to enter into such swap as of a measurement date. Upfront payments vary inversely to the price of debt issued by the reference entity. Increasing fair values for credit default swap contracts, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the market pricing of the reference entity’s debt.

The following is a summary of the derivative instruments fair value and the location and effect of derivative instruments held directly by the Fund for the period ended April 30, 2022:

	Consolidated Statement of Assets and Liabilities		Consolidated Statement of Operations
	Derivative Assets Fair Value(a)	Derivative Liabilities Fair Value(a)	Net Realized Gain/ (Loss)	Net Change in Unrealized Appreciation / (Depreciation)
Futures contracts	2,435,530	–	2,687,885	1,734,919
Credit default swap contracts	$95,373	$(910,900)	$154,510	$(778,544)
Interest swap contracts	$15,148	$–	$–	$15,148
Total derivatives	$2,530,903	$(910,900)	$2,842,395	$971,523

(a)	Includes the cumulative appreciation/depreciation of futures contracts and swap contracts as reported in the Consolidated Schedule of Investments. Only the current day's variation margin payable of $62,387 for futures and receivable of $460 for interest rate swaps is reported within the Consolidated Statement of Assets and Liabilities. Total cumulative appreciation/depreciation on futures contracts as shown on the table above is reported on the Consolidated Statement of Investments.

The average short notional value and number of short futures contracts outstanding during the period ended April 30, 2022 was $58,203,677 and 529, respectively. The average notional value of credit default swap contracts related to the sale of protection outstanding during the period ended April 30, 2022 was $7,142,847. The average notional value of credit default swap contracts related to the purchase of protection outstanding during the period ended April 30, 2022 was $10,000,000.

Semi-Annual Report | April 30, 2022	29

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2022 (Unaudited)

Offsetting Arrangements: Certain derivative contracts and reverse repurchase agreements are executed under standardized netting agreements. A netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement. Futures contracts are centrally cleared and not subject to master netting agreements, thus are not included on the tables below.

Offsetting of Derivatives and Reverse Repurchase Agreements Assets

April 30, 2022

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount Receivable
Credit default swap contract	$95,373	$–	$95,373	$(95,373)	$–	$–
Total	$95,373	$–	$95,373	$(95,373)	$–	$–

Offsetting of Derivatives and Reverse Repurchase Agreements Liabilities

April 30, 2022

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount Payable
Credit default swap contract	$910,900	$–	$910,900	$(910,900)	$–	$–
Reverse repurchase agreements	$46,651,571	$–	$46,651,571	$(46,651,571)	$–	$–
Total	$47,562,471	$–	$47,562,471	$(47,562,471)	$–	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

30	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2022 (Unaudited)

NOTE 8. LEVERAGE

The Fund may obtain leverage in seeking to achieve its investment objective, including obtaining financing to make investments in Credit Investments. The Fund may obtain leverage through direct borrowing and/or through entering into reverse repurchase agreements.

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. Reverse repurchase agreements are generally recorded at their contractual amounts, including accrued interest, as specified in each respective agreement. Securities sold are held on terms that may permit the counterparty to sell or re-pledge the securities subject to certain limitations. Such securities sold are held as collateral and are generally valued daily by the counterparty. The Fund may be required to deliver additional collateral or may demand the counterparty to return collateral pledged, as deemed necessary to ensure that the fair value of the underlying collateral remains sufficient to cover the contractual amount. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. The total amount of securities pledged, or partially pledged, at April 30, 2022 was $64,335,402. During the period ended April 30, 2022, the average amount of reverse repurchase agreements outstanding was $44,385,727, at a weighted average interest rate of 1.24%.

The following table indicates the total amount of reverse repurchase agreements, including accrued interest, reconciled to the Fund’s liability as of April 30, 2022:

Remaining contractual maturity of the agreements

	Less than 30 days	30-90 days	Greater than 90 days	Total
Residential Mortgage-Backed Securities	$–	$4,055,455	$6,616,142	$10,671,597
Commerical Mortgage-Backed Securities	–	8,502,607	1,174,576	9,677,182
Asset Backed Securities	651,291	15,415,375	3,625,211	19,691,877
Collaterlized Loan Oblogations	–	6,610,914	–	6,610,914
Total	$651,291	$34,584,351	$11,415,929	$46,651,571

*	The total reverse repurchase agreement balance includes $45,805,904 of financing with extendable provisions that automatically renew per the terms of the respective reverse repurchase agreements.

Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s NAV. This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to leverage directly or indirectly.

NOTE 9. REPURCHASE OFFERS

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers at a price equal to the NAV per Share as of the Repurchase Pricing Date (i.e., the date that will be used to determine the Fund’s NAV applicable to the repurchase offer), of between 5% and 25% of the Shares outstanding. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. The Fund will make quarterly repurchase offers in the months of March, June, September and December. There is no guarantee that shareholders will be able to sell all of the shares they desire in a repurchase offer because shareholders, in total, may wish to sell more than the percentage of the Fund’s Shares being repurchased.

Semi-Annual Report | April 30, 2022	31

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2022 (Unaudited)

During the period ended April 30, 2022, the Fund completed two quarterly repurchase offers. In each offer, the Fund offered to repurchase no less than 5% of the number of its outstanding Shares as of the Repurchase Pricing Date. The repurchase offers dated January 14, 2022 and April 14, 2022 were not oversubscribed. The result of these repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Repurchase Commencement Date	12/15/2021	03/23/2022
Repurchase Request Deadline	01/14/2022	04/14/2022
Repurchase Pricing Date	01/14/2022	04/14/2022
Repurchased Amount	6,320,901	3,589,972
Repurchased Shares	306,840	177,546

NOTE 10. PRINCIPAL RISKS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss may exist from things such as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Investment and Market Risk: The Fund may invest in credit-sensitive investments. Until such investments are sold or mature, the Fund is exposed to risks, including interest rate and spread risks, as well as credit and structural risks relating to whether the cash flows from the underlying assets will be sufficient in amount and timing to make expected payments on the securities. The Adviser monitors the risk parameters and expected volatility of the Fund’s overall portfolio and attempts to manage concentrations of the portfolio in any particular investment holding, strategy, or market. Additionally, the Adviser seeks to control portfolio risks through selective sizing of positions based on a regular evaluation of each investment’s risk and reward characteristics. Regular mark-to-market portfolio monitoring helps the Adviser monitor the investments. The Adviser has also developed a proprietary risk management system and uses statistical and cash flow models to monitor portfolio risk, as well as individual position specific risk.

While the Adviser generally seeks to hedge certain portfolio risks, the Adviser will not, in general, attempt to hedge all market, interest rate or other risks in the portfolio, and it may elect to only partially hedge certain risks. Specifically, the Adviser may determine that it is economically unattractive, or otherwise undesirable, to hedge certain risks and instead may rely on diversification to offset such risks.

Repurchase Offers Risk: An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares. The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding Shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of Shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and cash from the sale of Shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

Leverage Risk: Under current market conditions, the Fund may utilize direct borrowings in an amount up to 33 ⅓% of the Fund’s total assets principally through outstanding senior securities representing indebtedness (“Borrowings”). The Fund may obtain leverage through direct borrowing and/or through entering into reverse repurchase agreements that create leverage. Reverse repurchase agreements are agreements in which a Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the risk that the market value of the security sold by the Fund may decline in value, requiring the Fund to post the additional collateral or to repurchase the security. Reverse repurchase agreements also may be viewed as a form of borrowing, and borrowed assets used for investment creates leverage risk. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. In connection with the Fund’s investments in reverse repurchase agreements, the Fund will segregate or designate cash or other liquid assets in accordance with its policies and procedures. Such segregation or designation will not limit a Fund’s exposure to losses. Effective August 19, 2022, the Fund may treat reverse repurchase agreements as derivatives pursuant to Rule 18f-4 under the 1940 Act. As a result, such agreements would no longer be subject to the foregoing asset coverage and segregation requirements, and instead subject to limitations applicable to derivatives under the Rule.

32	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2022 (Unaudited)

Counterparty Credit Risk: The Fund attempts to control credit risk exposure to trading counterparties and brokers through internal monitoring procedures. A significant portion of the Fund’s positions, including cash, are held at major financial institutions. All security transactions of the Fund are transacted with approved brokers and cleared through major securities firms. In the event the brokers are unable to fulfill their obligations, the Fund could be subject to credit risk.

A primary difference in risks associated with bilateral OTC contracts and exchange-traded contracts/centrally cleared swaps involves the nature of credit and liquidity risks. Unlike exchange-traded instruments or centrally cleared swaps, in which performance may be backed by the exchange or clearing corporation, bilateral OTC contracts require the performance of a specific counterparty and it’s posting of collateral. In the event of a default by such counterparty, the Fund could be exposed to potential losses. The Fund seeks to reduce its credit risk on bilateral OTC contracts by only transacting with high credit-standing counterparties. In addition, the Fund further mitigates the risk of counterparty non- performance by requiring counterparties to pledge cash and/or securities to collateralize unrealized gains on bilateral OTC contracts, in accordance with the terms of International Swaps and Derivatives Association (“ISDA”) agreements.

Liquidity Risk: The Fund needs cash liquidity in order to settle trading obligations, meet margin calls on derivatives, meeting margin calls and repayments on maturing financial arrangements, and meet repurchase offers. The Adviser actively monitors and manages the current and future sources of and draws on liquidity (cash and cash equivalents) as well as liquid securities.

Credit Risk: Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Non-Diversified Fund Risk: The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Interest Rate Risk: Interest rate risk arises from the possibility that changes in interest rates will affect the value of financial instruments. The Fund may be exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on their financial position and cash flows. The Fund may be exposed to interest rate risk as a result of mismatches or gaps in the amounts of assets and liabilities that mature or reprice in a given period.

The United Kingdom's Financial Conduct Authority, which regulates LIBOR, announced the phase out of LIBOR at the end of 2021 with the exception of USD LIBOR which will phase out in 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As an alternative, the U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, intends to replace the USD LIBOR with the Secured Overnight Funding Rate (SOFR), a new index calculated by short-term repurchase agreements, backed by U.S. Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts and represent a significant risk on newly issued financial instruments and existing financial instruments which reference LIBOR. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending existing loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. The expected discontinuation of LIBOR could have a significant impact on the Fund’s business.

Foreign Currency Risk: The Fund may invest a portion of its assets in non-U.S. currencies, or in instruments denominated in non-U.S. currencies, the prices of which are determined with reference to currencies other than the U.S. Dollar. The Fund, however, values its securities and other assets in U.S. Dollars. The Fund generally seeks to hedge all or any portion of its foreign currency exposure. To the extent the Fund’s investments in foreign currency exposure are not hedged, the value of the Fund’s assets will fluctuate with U.S. Dollar exchange rates as well as the price changes of the Fund’s investments in the various local markets and currencies.

CDO and CLO Risk: The Fund may invest in CDOs and/or CLOs which are subject to the following risks: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) CDOs and/or CLOs typically will have no significant underlying assets other than their underlying debt obligations or loans and payments on the CDOs and/or CLOs are and will be payable solely from the cash flows from such debt obligations and/or loans; (iv) CDOs and/or CLOs are typically highly levered, and therefore the CDO and/or CLO interests that the Fund may invest in are subject to a higher risk of total loss; (v) investments in CDOs and/or CLOs may be riskier and less transparent to the Fund and its shareholders than direct investments in the underlying companies; (vi) the potential for interruption and deferral of cash flow to Fund investments in the equity and junior debt tranches of CDOs and/or CLOs; (vii) interests in CDOs and/or CLOs may be illiquid; (viii) investments in foreign CDOs and/or CLOs may involve significant risks in addition to the risks inherent in U.S. CDOs and/or CLOs; (ix) the Fund may invest with collateral managers that have no or limited performance or operating history; (x) the inability of a CDO or CLO collateral manager to reinvest the proceeds of any prepayments may adversely affect the Fund; (xi) the loans underlying the CDOs and/or CLOs may be sold and replaced resulting in a loss to the Fund; (xii) the Fund may not have direct rights against the underlying borrowers or obligors comprising the CDOs and/or CLOs’ investments or the entities that sponsored the CDOs and/or CLOs; and (xiii) investments in equity and junior debt tranches of CDOs and/or CLOs will likely be subordinate to the other debt tranches of such CDOs and/or CLOs, and are subject to a higher degree of risk of total loss.

Semi-Annual Report | April 30, 2022	33

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2022 (Unaudited)

Commercial Mortgage-Backed Securities (“CMBS”) and Residential Mortgage-Backed Securities (“RMBS”) Risk: CMBS and RMBS are mortgage-backed securities that may be secured by interests in a single commercial or residential mortgage loan or a pool of mortgage loans secured by commercial or residential property. CMBS and RMBS may be senior, subordinate, interest-only, principal-only, investment-grade, non-investment grade or unrated. The Fund may acquire CMBS and RMBS from private originators as well as from other mortgage loan investors, including savings and loan associations, mortgage bankers, commercial banks, finance companies and investment banks. The credit quality of any CMBS and RMBS issue depends primarily on the credit quality of the underlying mortgage loans. At any one time, a portfolio of mortgage-backed securities may be backed by commercial or residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions. As a result, the commercial or residential mortgage loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations.

Coronavirus Risk: The outbreak of the novel coronarvirus (“COVID-19”) in many countries continues to adversely impact global commercial activity, and has contributed to significant volatility in financial markets. The global impact of the outbreak has created significant disruption in supply chains and economic activity. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19. Any longer-term impact on operations and performance will depend to a large extent on future developments and actions taken by authorities and other entities to contain COVID-19 and its economic impact. Nevertheless, COVID-19 continues to present material uncertainty and risk with respect to the performance of the Fund.

NOTE 11. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at the Fund's fiscal year-end.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at April 30, 2022, were as follows:

Cost of investments for income tax purposes	$160,178,380
Gross appreciation (excess of value over tax cost)	$4,427,449
Gross depreciation (excess of tax cost over value)	(7,668,175)
Net unrealized appreciation/(depreciation)	$(3,240,726)

The tax character of distributions paid for the fiscal year ended October 31, 2021 was as follows:

2021
Distributions Paid From:
Ordinary Income	$6,022,816
Total	$6,022,816

NOTE 12. SUBSEQUENT EVENTS

In preparing these consolidated financial statements, the Fund’s management has evaluated events and transactions through the date the consolidated financial statements were issued.

The Fund notified shareholders of a quarterly repurchase offer on June 22, 2022. The Fund intends to complete the quarterly repurchase offer on July 14, 2022.

Management has determined that there were no other subsequent events requiring disclosure.

34	www.1wscapital.com

1WS Credit Income Fund	Additional Information

April 30, 2022 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT will be available on the Fund’s website located at https://www.1wscapital.com or on the SEC’s website at https://www.sec.gov.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling 1-833-834-4923, on the Fund’s website located at https://www.1wscapital.com, and on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year without charge, upon request, by calling 1-833-834-4923, on the Fund’s website located at www.1wscapital.com, and on the SEC’s website at https://www.sec.gov.

Semi-Annual Report | April 30, 2022	35

1WS Credit Income Fund	Privacy Policy

Your privacy is very important to us. This Privacy Notice sets forth the policies of 1WS Credit Income Fund (the “Fund”) with respect to non-public personal information of its investors, prospective investors and former investors. These policies apply to all investors and may be changed at any time, provided a notice of such change is given to you.

To the extent you provide us with personal information, such as your address, social security number, assets and/or income information: (i) in a subscription agreement and related documents; and (ii) in correspondence and conversations with the Fund’s representatives; and (iii) through transactions in the Fund, please be advised that:

We do not disclose any of this personal information about our investors, prospective investors or former investors to anyone, other than to our affiliates, such as our attorneys, auditors, brokers, regulators and certain service providers, in such case, only as necessary to facilitate the acceptance of your investment and management of the Fund and in accordance with applicable laws. It may be necessary, under anti-money laundering and similar laws, to disclose information about the Fund’s investors in order to accept subscriptions from them. We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We may also disclose information you provide to us to third party institutions, such as prime brokers. If such a disclosure is made, the Fund will require such third parties to treat your private information with confidentiality.

We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable the Fund to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

36	www.1wscapital.com

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Investments.

(a)	The registrant’s Schedule of Investments as of the close of the reporting period is included in the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

None.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1WS Credit Income Fund

By:	/s/ Kurt A. Locher
Kurt A. Locher, Chief Executive Officer
(Principal Executive Officer)
Date:	July 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kurt A. Locher
Kurt A. Locher, Chief Executive Officer
(Principal Executive Officer)
Date:	July 5, 2022

By:	/s/ Stephanie Dolan
Stephanie Dolan, Chief Financial Officer and Principal Accounting Officer

Date:	July 5, 2022